UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2022

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 3 to Joint Development Agreement between FuelCell Energy, Inc. and ExxonMobil Technology and Engineering Company

On December 19, 2022, FuelCell Energy, Inc. (the “Company”) and ExxonMobil Technology and Engineering Company (f/k/a ExxonMobil Research and Engineering Company) (“EMTEC”) entered into Amendment No. 3 to the Joint Development Agreement between the Company and EMTEC (“Amendment No. 3”), effective as of December 1, 2022.

The Joint Development Agreement between the Company and EMTEC (the “Original Agreement”) was executed on November 5, 2019, was effective as of October 31, 2019, and had a term of two years from the effective date, ending on October 31, 2021. Under the Original Agreement, the Company has engaged in exclusive research and development efforts with EMTEC to evaluate and develop new and/or improved carbonate fuel cells to reduce carbon dioxide emissions from industrial and power sources in exchange for (i) payment by EMTEC of certain fees and costs (including research costs of up to $45,000,000) as well as certain milestone-based payments, and (ii) certain licenses, in each case as described in the Original Agreement. The terms of the Original Agreement are described more fully in the Current Report on Form 8-K filed by the Company on November 6, 2019.

In Amendment No. 1 to the Joint Development Agreement (“Amendment No. 1”), which was executed on October 29, 2021 and effective as of October 31, 2021, the Company and EMTEC agreed, among other things, to extend the term for an additional six months, ending on April 30, 2022. Amendment No. 1 allowed for the continuation of research intended to enable incorporation of design improvements to Company fuel cell design in order to support a decision to use the improvements in a future demonstration of the technology for capturing carbon at ExxonMobil’s Rotterdam refinery in the Netherlands (such demonstration, the “Rotterdam Project”) and provided additional time to achieve Milestone 1, as defined in the Original Agreement. The terms of Amendment No. 1 are described more fully in the Current Report on Form 8-K filed by the Company on November 2, 2021.

In Amendment No. 2 to the Joint Development Agreement (“Amendment No. 2”), which was executed on April 29, 2022 and effective as of April 30, 2022, the Company and EMTEC agreed to further extend the term such that it would end on December 31, 2022 and to increase the maximum amount of research costs to be reimbursed by EMTEC from $45,000,000 to $50,000,000. Amendment No. 2 allowed for the continuation of research intended to enable the parties to (i) gain an improved understanding of the fuel cell operating envelope for various carbon capture applications; and (ii) complete data collection to support the project gate decision to use the developed technology in a Company fuel cell module demonstration for capturing carbon at ExxonMobil’s Rotterdam facility. In Amendment No. 2, the Company and EMTEC also agreed to conduct a joint market study, with a target completion date on or before October 31, 2022, to (a) define application opportunities, commercialization strategies, and development requirements, (b) identify partners for potential pilot/demonstration projects and (c) assess fuel cell/stack/module manufacturing scale-up and cost reduction. The terms of Amendment No. 2 are described more fully in the Current Report on Form 8-K filed by the Company on May 5, 2022. As of October 31, 2022, the Company and EMTEC were still collaborating on the joint market study which was completed in early fiscal year 2023.

In Amendment No. 3, the Company and EMTEC agreed to further extend the term such that it will end on August 31, 2023 (unless terminated earlier) and to further increase the maximum amount of research costs to be reimbursed by EMTEC from $50,000,000 to $60,000,000. Amendment No. 3 is intended to (i) allow for continuation of research that would enable the parties to finalize data collection in support of the project gate decision to use the developed technology in a Company fuel cell module demonstration for capturing carbon at ExxonMobil’s Rotterdam facility, (ii) allow for the continuation of the development, engineering and mechanical derisking of the Generation 2 Technology fuel cell module prototype, and (iii) allow for studying the manufacturing scale-up and cost reduction of a commercial Generation 2 Technology fuel cell carbon capture facility.

The foregoing summary of the terms of Amendment No. 3 is qualified in its entirety by reference to the full text of Amendment No. 3, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Other Material Relationships with EMTEC

In addition to the Original Agreement (as amended by Amendment No. 1, Amendment No. 2, and Amendment No. 3), in June 2019, the Company and EMTEC entered into a license agreement to facilitate the further development of the Company’s SureSource CaptureTM product. Pursuant to this license agreement, the Company granted EMTEC and its affiliates a non-exclusive, worldwide, fully-paid, perpetual, irrevocable, non-transferable license and right to use the Company’s patents filed on or before April 30, 2021, and any data, know-how, improvements, equipment designs, methods, processes and the like provided directly by the Company or its affiliates to EMTEC or its affiliates under any agreement or otherwise, on or before April 30, 2021, to the extent it is useful to research, develop and commercially exploit carbonate fuel cells in applications in which the fuel cells concentrate carbon dioxide from industrial and power sources and for any other purpose attendant thereto or associated therewith.

This license agreement is being described only for the purpose of describing the material relationships between the Company and EMTEC and is not impacted by Amendment No. 3.

Additionally, the Company and EMTEC previously entered into a letter agreement, dated as of October 28, 2021 and executed on October 29, 2021 (the “Letter Agreement”), pursuant to which the Company agreed to invest with EMTEC in the Rotterdam Project, should EMTEC move forward with the demonstration project.  In the Letter Agreement, the Company agreed that, if (i) the Company achieves Milestone 1 (which occurred in January 2022), and (ii) EMTEC and the Company execute a contractual agreement to proceed with the Rotterdam Project, then at EMTEC’s option, the Company will either make an investment in the amount of $5,000,000 in the Rotterdam Project or discount EMTEC’s purchase of the Company’s fuel cell module and detailed engineering design, as agreed to by the parties, required for the Rotterdam Project by said amount.

This Letter Agreement is being described only for the purpose of describing the material relationships between the Company and EMTEC and is not impacted by Amendment No. 3.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed or furnished (as applicable) herewith:

Exhibit No.	Description

10.1	Amendment No. 3 to Joint Development Agreement between FuelCell Energy, Inc. and ExxonMobil Technology and Engineering Company, fully executed on December 19, 2022 and effective as of December 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: December 19, 2022	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President and Chief Financial Officer